UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2012

Cole Corporate Income Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-166447	27-2431980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.
Amazon – Spartanburg, SC – On December 17, 2012, Cole ID Spartanburg SC, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of Cole Corporate Income Trust, Inc. (the “Company”), entered into an agreement of purchase and sale with Tango S.C., LLC (“Tango”), which is not affiliated with the Company, its advisor or affiliates. Pursuant to the terms of the agreement of purchase and sale, the Company agreed to purchase a 1,015,740 square foot distribution facility (the “Amazon Property”), located in Spartanburg, South Carolina for a gross purchase price of $63.3 million, exclusive of closing costs. The Amazon Property was constructed in 2012 and is 100% leased to Amazon.com.dedc, LLC.
Toro – Ankeny, IA – On December 17, 2012, Cole ID Ankeny IA, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of the Company, entered into an agreement of purchase and sale with Ryan Companies US, Inc. (“Ryan”), which is not affiliated with the Company, its advisor or affiliates. Pursuant to the terms of the agreement of purchase and sale, the Company agreed to purchase a 450,139 square foot distribution center (the “Toro Property”), located in Ankeny, Iowa for a gross purchase price of $22.5 million, exclusive of closing costs. The Toro Property was constructed in 2012 and is 100% leased to The Toro Company.
Compass Group – Charlotte, NC – On December 19, 2012, Cole OF Charlotte NC, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of the Company, entered into an agreement of purchase and sale with CV Coliseum Building, LLC, CV Coliseum Lease 1, LLC and CV Coliseum Lease 2, LLC (collectively, “CV Coliseum”), which are not affiliated with the Company, its advisor or affiliates. Pursuant to the terms of the agreement of purchase and sale, the Company agreed to purchase two multi-tenant office buildings, totaling 284,039 square feet (the “Compass Property”), located in Charlotte, North Carolina for a gross purchase price of $42.2 million, exclusive of closing costs. The Compass Property was constructed in 1995 and is 100% leased to three tenants.
Item 2.01    Completion of Acquisition of Disposition of Assets
The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.
The Company, through its wholly-owned subsidiaries, acquired the Amazon Property and the Toro Property from Tango and Ryan, respectively, on December 17, 2012, and the Compass Property from CV Coliseum on December 19, 2012 (collectively, the “Properties”). The principal provisions of the lease terms for the major tenants at the Properties are set forth in the following table:

		Total	% of Total			Base Rent
		Square	Rentable	Renewal	Current	per
	Major	Feet	Square	Options	Annual	Square
Property Description	Tenants (1)	Leased	Feet	(2)	Base Rent	Foot		Lease Term (5)
Amazon - Spartanburg, SC	Amazon.com.dedc, LLC	1,015,740	100%	4/5 yr.	$3,939,131	$3.88	(3)	12/17/2012	-	9/30/2027
Toro - Ankeny, IA	The Toro Company	450,139	100%	3/5 yr.	1,381,920	3.07	(4)	12/17/2012	-	12/9/2027
Compass Group - Charlotte, NC	Compass Group USA, Inc.	226,657	80%	2/5 yr.	3,645,317	16.08	(4)	12/19/2012	-	12/31/2023
	Lend Lease (US) Construction, Inc.	39,921	14%	1/5 yr.	841,136	21.07	(4)	12/19/2012	-	9/30/2017
(1)	Major tenants include those tenants that occupy greater than 10% of the rentable square feet of the respective property
	and those tenants that generate greater than 10% of the revenue of the respective property.
(2)	Represents number of renewal options and the term of each option.
(3)	The annual base rent under the lease increases every year by approximately 1.4% of the then-current annual base rent.
(4)	The annual base rent under the lease increases every year by approximately 2.0% of the then-current annual base rent.
(5)	Represents lease term beginning with the later of the purchase date or the rent commencement date through the end of
	the non-cancellable lease term.
The acquisitions of the Properties were funded with proceeds from the Company’s ongoing public offering of common stock and borrowings from the Company's $150.0 million revolving credit facility, which is described in the Company's current report on Form 8-K filed on December 5, 2012 (the “Credit Facility”). In connection with the acquisition of the Properties,

Cole Corporate Income Operating Partnership, LP, a Delaware limited partnership (“CCI OP”), the operating partnership of the Company, borrowed $63.2 million under the Credit Facility on December 17, 2012 and $42.5 million on December 18, 2012. In connection with the acquisition of the Properties, the Company paid an affiliate of Cole Corporate Income Advisors, LLC, the Company’s advisor, acquisition fees of $2.5 million.
In evaluating the Properties as potential acquisitions, including the determination of appropriate purchase prices, the Company considered a variety of factors, including the condition and financial performance of the Properties; the terms of the existing leases and the creditworthiness of the tenants; the location of the Properties, visibility and access; age of the Properties, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. There are no plans for any renovations, improvements or development of the Properties. The Company believes the Properties are adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information pertaining to the Credit Facility set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.
As of December 20, 2012, the borrowing base under the Credit Facility, based on the underlying collateral pool for qualified properties, was $149.3 million, and the amount outstanding under the Credit Facility was $120.1 million.

Item 9.01    Financial Statement and Exhibits
(a) Financial Statements of Businesses Acquired.
Since it is impracticable to provide the required financial statements for the Properties at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements for the Amazon Property and the Toro Property will be filed on or before March 2, 2013, and that the required financial statements for the Compass Property will be filed on or before March 7, 2012, both of which dates are within the period allowed to file such an amendment.
(b) Pro Forma Financial Information.
See paragraph (a) above.
(c) Shell Company Transactions
None.
(d) Exhibits
None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2012	COLE CORPORATE INCOME TRUST, INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Vice President of Accounting
Principal Accounting Officer

4